EXHIBIT 99(i)

ADVANCE TECH (ASIA) LIMITED

(formerly Advance Tech International Ltd.)

REPORT AND FINANCIAL STATEMENTS

March 31, 2003 and 2002

(Stated in US Dollars)

Terry Amisano Ltd Kevin Hanson, CA	Amisano Hanson Chartered Accountants

INDEPENDENT AUDITORS’ REPORT

To the StockholdersAdvance
Tech (Asia) Limited

(formerly Advance Tech International Ltd.)

We have audited the accompanying balance sheets of Advance Tech (Asia) Limited (formerly Advance Tech International Ltd.), as of March 31, 2003 and 2002 and the related statements of operations, cash flows and stockholders’ equity for the years ended March 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Advance Tech (Asia) Limited as of March 31, 2003 and 2002 and the results of its operations and its cash flows for the years ended March 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

Vancouver Canada	Amisano Hanson
July 18, 2003, except as to Note 9, which is as of	CHARTERED ACCOUNTS and
November 11, 2003	CERTIFIED PUBLIC ACCOUNTANT (NEVADA)

750 West Pender Street, Suite 604
Vancouver Canada
Telephone: 604-689-0188
Facsimile: 604-689-9773

ADVANCE TECH (ASIA) LIMITED

(formerly Advance Tech International Ltd.)

BALANCE SHEETS

March 31, 2003 and 2002

(Stated in US Dollars)

ASSETS                                                                          2003          Note           2002
Current
   Cash                                                                  $          74,910            $             241
   Trade receivables                                                             1,034,442                    1,223,284
   Other receivables                                                                 2,949                        8,974
   Prepayment and other deposits                                                   146,514                          321

                                                                                 1,258,815                    1,232,820
Capital assets                                                                     867,811      3                54,595

                                                                         $       2,126,626            $       1,287,415

LIABILITIES
Current
   Trade payables                                                        $               -            $          81,144
   Other payables                                                                   14,033      7                28,595
   Due to a director                                                                 5,434      4               419,886
   Due to a shareholder                                                             84,579      4                     -
   Provision for taxes                                                             108,678                       96,791
   Current portion of obligations under capital leases                              12,264      5                15,068

                                                                                   224,988                      641,484
Obligations under capital leases                                                    12,222      5                24,674
Deferred taxes                                                                     133,328                            -

                                                                                   370,538                      666,158

STOCKHOLDERS' EQUITY
Common stock
   Authorized:
     50,000 common shares of US$1 each
   Issued and fully paid:
        122 shares (2002:  111 shares)                                                 122                          111
Paid-in capital                                                                    535,994                      128,331
Foreign exchange adjustment                                                            486                          486
Retained earnings                                                                1,219,486                      492,329

                                                                                 1,756,088                      621,257

                                                                         $       2,126,626            $       1,287,415

Nature of Operations - Note 1
Commitments - Note 6
Subsequent Events - Note 9

SEE ACCOMPANYING NOTES

ADVANCE TECH (ASIA) LIMITED

(formerly Advance Tech International Ltd.)

STATEMENTS OF OPERATIONS

for the years ended March 31, 2003 and 2002

(Stated in US Dollars)

                                                                                2003          Note           2002
Revenue
   Hardware and software sales                                           $       1,926,772    7 & 8   $       1,295,368
   Cost of sales - Note 3                                                   (152,499)              (233,968)

   Gross margin                                                                  1,774,273                    1,061,400
   System integration sales                                                         55,126                      159,018
   Interest income                                                                      44                           30

                                                                                 1,829,443                    1,220,448

Expenses
   Selling and distribution costs                                                  383,595                       49,334
   Administrative expenses - Note 7                                                503,839                      239,433
   Amortization expense                                                             32,913                       24,723
   Other operating expenses                                                          5,711                        2,625
   Finance costs                                                                     3,036                        2,178

                                                                                   929,094                      318,293

Income from operations before other item                                           900,349                      902,155
Loss on write-off / disposal of capital assets                              (7,814)              (9,295)

Income from operations before taxes                                                892,535                      892,860
Current taxes                                                               (32,050)              (96,791)
Deferred taxes                                                              (133,328)                           -

Net income for the year                                                  $         727,157            $         796,069

Basic and diluted income per share                                       $           6,111            $           7,172

Weighted average number of common shares outstanding                                   119                          111

SEE ACCOMPANYING NOTES

ADVANCE TECH (ASIA) LIMITED

(formerly Advance Tech International Ltd.)

STATEMENTS OF CASH FLOWS

for the years ended March 31, 2003 and 2002

(Stated in US Dollars)

                                                                               2003                        2002
Operating Activities
   Net income for the year from operations                               $        727,157           $        796,069
   Adjustment from non-cash items:
     Amortization                                                                 122,653                     24,723
     Loss on write-off / disposal of capital assets                                 7,814                      9,295
     Provision for deferred income taxes                                          133,328                          -
   Changes in working capital items:
     Trade receivables                                                            188,843              (1,140,770)
     Other receivables                                                              6,025              (8,974)
     Prepayment and other deposits                                          (146,193)                     1,732
     Trade payables                                                         (81,144)                    23,244
     Other payables                                                         (14,562)                    23,168
     Provision for taxes                                                           11,887                     96,791

Cash provided by (used in) operating activities                                   955,808              (174,722)

Investing Activities
   Acquisition of capital assets                                            (941,120)                         -
   Proceeds on disposal of capital assets                                               -                     15,384

Cash from (used in) investing activities                                    (941,120)                    15,384

Financing Activities
   Increase (decrease) in due from a director                               (414,452)                   180,458
   Increase in due from a shareholder                                              84,579                          -
   Payment of finance leases                                                (17,820)             (24,568)
   Issue of common stock for cash                                                 407,674                          -

Cash provided by financing activities                                              59,981                    155,890

Foreign exchange                                                                        -                        167

Net increase (decrease) in cash during the year                                    74,669              (3,281)
Cash, beginning of the year                                                           241                      3,522

Cash, end of the year                                                    $         74,910           $            241

                                                                                                     .../Cont'd.

SEE ACCOMPANYING NOTES

ADVANCE TECH (ASIA) LIMITED Continued (formerly Advance Tech International Ltd.)

STATEMENTS OF CASH FLOWS

for the years ended March 31, 2003 and 2002

(Stated in US Dollars)

                                                                               2003                        2002
Supplemental disclosure of cash flow information:
   Cash paid for:
     Interest                                                            $          3,036           $          2,178

     Income taxes                                                        $         20,162           $              -

Supplemental disclosure of non-cash investing and financing
 activities:
Capital assets purchased on lease                                        $          2,564           $         51,490

SEE ACCOMPANYING NOTES

ADVANCE TECH (ASIA) LIMITED

(formerly Advance Tech International Ltd.)

STATEMENT OF STOCKHOLDERS’ EQUITY

for the years ended March 31, 2003 and 2002

(Stated in US Dollars)

                                                                                                              Foreign           Retained
                                                            Common Shares                   Paid-in           Exchange          Earnings
                                                      Shares             Amount             Capital          Adjustment         (Deficit)           Totals

Balance, March 31, 2001                                      111    $           111    $       128,331    $             -   $  (303,740)   $  (175,298)
Net income for the year                                        -                  -                  -                  -           796,069            796,069
Foreign currency translation                                   -                  -                  -                486                 -                486

Balance, March 31, 2002                                      111                111            128,331                486           492,329            621,257
Issuance of common shares for cash                            11                 11            407,663                  -                 -            407,674
Net income for the year                                        -                  -                  -                  -           727,157            727,157

Balance, March 31, 2003                                      122    $           122    $       535,994    $           486   $     1,219,486    $     1,756,088

SEE ACCOMPANYING NOTES

ADVANCED TECH (ASIA) LIMITED

(formerly Advance Tech International Ltd.)

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2003 and 2002

(Stated in US Dollars)

Note 1 Nature of Operations

The Company was incorporated in the British Virgin Islands on March 1, 2000 as a private limited company and is engaged in providing real-time transaction solutions, customized solutions and professional information technology (“IT”) consultancy services in Hong Kong and the Peoples Republic of China.

By directors’ resolution dated May 16, 2002, the Company changed its name from Advance Tech International Ltd. to Advance Tech (Asia) Limited.

Note 2 Summary of Significant Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates, which have been made using careful judgment. Actual results may vary from these estimates.

The financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

      Cash and Cash Equivalents

The Company considers all cash and other highly liquid investments with initial maturities of three months or less to be cash equivalents.

      Basic Earnings Per Share

The Company reports basic earnings per share in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings per Share”. Basic earnings per share is computed by dividing net income by the weighted average number of shares of common stock outstanding for the period less shares subject to repurchase.

      Revenue Recognition

Revenue is recognized when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably, on the following basis:

(i)	revenue from system service and maintenance income is recognized when the relevant services are rendered; and

(ii)	interest income is recognized on an accrual basis.

Advanced Tech (Asia) Limited(formerly
Advance Tech International Ltd.)Notes
to the Financial Statements

March 31, 2003 and 2002

(Stated in US Dollars) – Page 2

Note 2 Summary Of Significant Accounting Policies - (cont'd)

      Capital Assets

Capital assets are stated at cost less accumulated amortization. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use.

Amortization is provided on straight-line basis over their estimated useful lives. The principal annual rates are as follows:

Computer equipment and software 20 - 30%

Office equipment, furniture and fixtures 25%

Leasehold improvements 25%

Motor vehicles 30%

      Impairment of Long-lived Assets

The Company reports the impairment of long-lived assets and certain identifiable intangibles in accordance with SFAS No. 144, “Accounting for the Impairment of Long-lived Assets”. Certain long-lived assets held by the Company are reviewed for impairment whenever assets or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Accordingly, an impairment loss is recognized in the period it is determined.

      Foreign Currency Translation

The functional currency of the Company is Hong Kong dollars, which has been translated into US dollars, the reporting currency, in accordance with SFAS No. 52 “Foreign Currency Translation”. Assets and liabilities are translated at the exchange rate at the balance sheet date and revenue and expenses are translated at the exchange rate at the date those elements are recognized. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment, a component of shareholders’ equity.

      Income Taxes

The Company uses the asset and liability method of accounting for income taxes pursuant to SFAS No. 109 “Accounting for Income Taxes”. Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Advanced Tech (Asia) Limited(formerly
Advance Tech International Ltd.)Notes
to the Financial Statements

March 31, 2003 and 2002

 (Stated in US Dollars) – Page 3

Note 2 Summary Of Significant Accounting Policies - (cont'd)

      Leases

Leases are classfied as either capital or operating leases. A lease that transfers substantially all of the benefits and risks incidental to the ownership of property is classified as a capital lease. All other leases are accounted for as operating leases wherein rental payments are expensed as incurred. At the inception of a capital lease, an asset and an obligation are recorded at an amount equal to the lesser of the present value of the minimum lease payments and the property’s fair value at the beginning of such lease. Assets are recorded under capital leases, are amortized on a straight-line basis over the estimated useful lives of the respective assets on commencement of use of the related assets.

Note 3 Capital Assets

                                               ---------------- -----2003------ ----------------     ------2002------
                                               ---------------- ---------------- ----------------    ----------------
                                                                  Accumulated
                                                    Cost         Amortization          Net                 Net
            Computer equipment and
             software                          $      905,354   $       92,254   $      813,100      $            -
            Office equipment, furniture
             and fixtures  - purchased                 40,972           20,981           19,991              10,738
                           - leased                     2,564              641            1,923                   -
            Leasehold improvements                     16,269            4,068           12,201               7,814
            Motor vehicles (leased)                    51,490           30,894           20,596              35,043

                                               $    1,016,649   $      148,838   $      867,811      $       54,595
As at March 31, 2003, the net carrying amount of capital assets held by the Company under capital leases amounted to $22,519 (2002: $35,043). For the year ended March 31, 2003, the amortization expense related to the leased assets was $16,088 (2002: $15,447).

Included in cost of sales is $89,740 (2002: $Nil) amortization of computer equipment and software.

Note 4 Due to a Director and a Shareholder

Amounts due to a director and a shareholder are unsecured, interest-free and have no fixed terms of repayment.

Advanced Tech (Asia) Limited(formerly
Advance Tech International Ltd.)Notes
to the Financial Statements

March 31, 2003 and 2002

(Stated in US Dollars) – Page 4

Note 5 Obligations Under Capital Leases

        The following are future minimum lease commitments under capital leases for office and equipment.

                                                                                   2003                2002
            2003                                                            $               -   $          18,933
            2004                                                                       14,787              14,147
            2005                                                                        7,446               7,446
            2006                                                                        7,446               7,446
            2007                                                                        1,241               1,241

            Total minimum lease payments                                               30,920              49,213
            Less:  amounts representing interest                                        6,434               9,471

                                                                                       24,486              39,742
            Less:  current portion                                                     12,264              15,068

            Long-term portion                                               $          12,222   $          24,674

Note 6 Lease Commitments

The Company has entered into an office lease expiring June 16, 2004. The minimum annual lease payments are as follows:

                                 2004                                            $     33,351
                                 2005                                                   6,064

                                                                               $       39,415

Note 7 Related Party Transactions

As at March 31, 2003, included in other payables is $2,564 (2002: $Nil) of fees owing to a director.

During the year ended March 31, 2003, the Company had sales of $2,179 (2002: $174,631) to the holding company of the Company, which a director of the Company has a beneficial interest in. Management is of the opinion that the sales transactions were conducted in the ordinary course of business.

Advanced Tech (Asia) Limited(formerly
Advance Tech International Ltd.)Notes
to the Financial Statements

March 31, 2003 and 2002

(Stated in US Dollars) – Page 5

Note 7 Related Party Transactions – (cont’d)

During the years ended March 31, 2003 and 2002, the Company was charged the following by directors of the Company:

                                                                                       2003              2002
            Administration Expenses
               Consulting fees                                                   $          698    $            -
               Directors fees                                                            14,102                 -
               Management fees                                                          100,622            93,059

                                                                                 $      114,724    $       93,059
These charges were measured by the exchange amount which is the amount agreed upon by the transacting parties.

Note 8 Economic Dependence

During the year ended March 31, 2003, three customers accounted for 95% of the Company’s sales with totals of 20%, 25% and 50% respectively.

During the year ended March 31, 2002, two customers accounted for 81% of the Company’s sales with totals of 12% and 69% respectively.

Note 9 Subsequent Events

i)

On November 11, 2003, Investnet, Inc. (“Investnet”), a public company listed for trading on the Over-the-Counter Bulletin Board, entered into an acquisition agreement with the Company whereby Investnet will issue 22,312,500 of its common shares at $0.001 per share in exchange for all the issued and outstanding shares of the Company. This transaction will be accounted for as a reverse acquisition, with the Company being treated as the accounting acquirer.

ii)	Subsequent to March 31, 2003, the Company settled $128,217 (HK$11,000,000) in liabilities due to a director of the Company incurred subsequent to March 31, 2003 by the issuance of 500 common shares.